Teche Reported 13.9% Higher EPS in Second Quarter 2012
Compared to Second Quarter 2011;
Solid Earnings Trend Continues

NEW IBERIA, LA – NYSE-AMEX:TSH - Patrick Little, President and CEO of Teche Holding Company, holding company for Teche Federal Bank, today reported on earnings for the Company for the quarter ended March 31, 2012, the second quarter of fiscal year 2012.
Earnings for the quarter ended March 31, 2012 amounted to $1.7 million or $0.82 per diluted share, compared to $1.5 million or $0.72 per diluted share for the same quarter in fiscal 2011, an increase of $0.10 per diluted share, or 13.9%.
“Earnings for the six month period ended March 31, 2012 amounted to $3.5 million, or $1.67 per diluted share, compared to $3.3 million or $1.59 per diluted share, for the same period in fiscal 2011, an increase of $0.08 per diluted share, or 5.0%.  “We have posted record earnings for the past three fiscal years,” said Little.  “At the halfway point this year, we are ahead of last year.”
“As a result of our outstanding results over the past three years, we were recently named to Keefe, Bruyette and Wood’s (KBW) prestigious 2012 “Bank Honor Roll” for a second consecutive year and Bank Director Magazine’s “Nifty 50” rankings.

The Company reported the following points of interest:
•	Average earning assets increased 2.1% or $15.9 million to $754.0 million as compared to the linked quarter and 8.7% or $60.2 million as compared to the same quarter a year ago.
•	Total loans increased 1.4% or $8.8 million to $641.5 million at March 31, 2012 as compared to the linked quarter and 9.1% or $53.3 million as compared to a year ago.
•	Net charge offs for the quarter amounted to 0.08% of average loans.
•
SmartGrowth Deposits increased 7.7% over the linked quarter and 7.8% compared to a year ago.   SmartGrowth Deposits amounted to 75.0% of total deposits, compared to 73.3% at December 31, 2011 and 71.8% a year ago.

•	Checking Account Balances increased 12.2% compared to the linked quarter and 15.5% compared to March 31, 2011.
•	The average rate paid on all deposits was 0.72% for the quarter compared to 0.76% for the linked quarter and 0.94% a year ago.

•	Quarterly operating revenue remained stable at $11.6 million, as compared to the previous four quarters.
•	Tangible book value per share increased to $37.91, an increase of 1.2% or $0.44 for the linked quarter and 6.9% or $2.44 year-over-year.

Capital
Over the past twelve months, stockholders’ equity increased 5.9% to a record $82.2 million while assets increased 6.1% to a record $829.7 million.  The tangible equity ratio at March 31, 2012 has increased to 9.50% compared to 9.49% a year ago.  Tangible book value per common share has increased to a record $37.91, an increase of 6.9% compared to a year ago.  Risk based capital increased to 14.12% compared to 13.94% a year ago; and the equity to asset ratio decreased to 9.90% from 9.92% a year ago.
Over the past twelve month period, total assets increased 6.1% or $47.6 million to $829.7 million.
“While we are extremely pleased that we have been able to post record earnings for three consecutive years, we also have been mindful of the possibility that interest rates could rise in the future,” said Little.  “To help prepare for that, we currently maintain an asset sensitive position, primarily due to our SmartGrowth Deposits, our Consumer & Commercial Loan portfolios, our long-term advances and the long-term nature of our time deposits.”

QUARTERLY COMPARISON	Mar ‘12	Dec ‘11	Sep '11	Jun '11	Mar '11
Stockholders’ Equity (in millions)	$82.2	$81.1	$80.0	$78.6	$77.6
Ratio of Equity to Assets	9.90%	9.97%	10.08%	9.96%	$9.92%
Tangible Equity Ratio	9.50%	9.56%	9.67%	9.54%	9.49%
Total Risk-Based Capital Ratio	14.12%	14.09%	14.30%	14.26%	13.94%
Book Value per Common Share	$39.68	$39.24	$38.79	$37.87	$37.23
Tangible Book Value Per Common Share	$37.91	$37.47	$37.02	$36.11	$35.47
Total Assets (in millions)	$829.7	$813.5	$793.2	$789.0	$782.2

Asset Quality
The following tables set forth asset quality ratios and allowance for loan loss activity for each of the past five quarters:

Net Charge offs, ALLL, NPAs QUARTERLY COMPARISON	Mar’ 12	Dec ‘11	Sep ‘11	Jun ‘11	Mar ‘11
Net Charge-offs/Average Loans	0.08%	0.05%	0.09%	0.57%	0.09%
ALLL*/NPLs	74.02%	71.25%	76.63%	69.94%	68.32%
ALLL*/NPAs	71.40%	65.30%	67.67%	56.45%	60.29%
ALLL*/Loans	1.32%	1.33%	1.37%	1.39%	1.78%
NPAs/Assets	1.43%	1.53%	1.55%	1.82%	2.22%
*ALLL figures include specific reserves

The following table sets forth the allowance for loan loss activity for each of the past five quarters.

Allowance for Loan Loss Provision & Charge-offs QUARTERLY COMPARISON (in 000's)	Mar ‘12	Dec ‘11	Sep '11	Jun '11	Mar '11
Beginning ALLL	$8,392	$8,331	$8,123	$10,452	$9,953
Provision for Loan Losses	550	350	750	1,000	1,000
Net Charge-offs	492	289	542	3,329	501
Ending ALLL	$8,450	$8,392	$8,331	$8,123	$10,452
Ending ALLL (net of specific reserves)	$8,246	$8,142	$7,783	$8,075	$7,455

     The allowance for loan losses was 1.32% of total loans, or $8.5 million, at March 31, 2012 compared to 1.33% of total loans, or $8.4 million at December 31, 2011 and 1.78% of total loans, or $10.5 million at March 31, 2011.
     Net charge-offs for the quarter were $0.5 million, or 0.08% of average loans, compared to $0.5 million or 0.09% of average loans for the same period a year ago.  For the twelve months ended March 31, 2012, net charge offs were $4.7 million or 0.76% of average loans, compared to $1.8 million or 0.29% of loans for the twelve months ended March 31, 2011.  The increase in our net charge-offs for twelve month period over the prior period, was due to the charge off of specific reserves on impaired loans which we previously held in reserve as was accepted practice under our previous regulator.
     Non-performing assets decreased to $11.8 million, or 1.43% of total assets at March 31, 2012, compared to $12.4 million, or 1.53% of total assets at December 31, 2011 and $17.3 million, or 2.22% of total assets a year ago, primarily due to sales of real estate owned during the quarter.

Net Interest Income QUARTERLY COMPARISON (In 000’s)	Mar ‘12	Dec ‘11	Sep ‘11	Jun ‘11	Mar ‘11
Interest Income	$9,807	$9,766	$9,861	$9,758	$9,736
Interest Expense	2,111	2,080	2,078	2,185	2,363
Net Interest Income	$7,696	$7,686	$7,783	$7,573	$7,373

Interest income increased slightly compared to the linked quarter primarily due to growth in loan balances offset somewhat by reduced yields on loans.  Interest expense increased slightly compared to the linked quarter.

Net Interest Margin and Spread QUARTERLY COMPARISON	Mar ‘12	Dec ‘11	Sep '11	Jun '11	Mar '11
Yield on Earning Assets	5.20%	5.30%	5.48%	5.46%	5.61%
Cost of Interest Bearing Liabilities	1.31%	1.31%	1.36%	1.43%	1.57%
Spread	3.90%	3.99%	4.13%	4.03%	4.04%
Net Interest Margin	4.08%	4.17%	4.33%	4.24%	4.25%

Net interest margin amounted to 4.08% for the three-month period ended March 31, 2012 compared to 4.25% for the three-months ended March 31, 2011.  The decrease was primarily due to lower rates on interest earning assets offset somewhat by lower rates on interest bearing liabilities.
Spread amounted to 3.90% for the three month period ended March 31, 2012, compared to 4.04% for the same period in the previous year.  Compared to the same quarter last year, average yield on earnings assets decreased 41 basis points from 5.61% to 5.20%, while the average cost of funds decreased 26 basis points from 1.57% to 1.31%.

Operating Revenue
Operating revenue for the quarter, consisting of net interest income (before provisions for loan losses) plus non-interest income, amounted to $11.6 million, which was $0.4 million higher than the same quarter in 2011.

The table below reflects the Company’s operating revenues in millions over the past five quarters:

Operating Revenue QUARTERLY COMPARISON (in millions)	Mar ‘12	Dec ‘11	Sep '11	Jun '11	Mar '11
Net Interest Income	$7.7	$7.7	$7.8	$7.6	$7.4
Non Interest Income	3.9	3.8	3.8	3.9	3.8
Operating Revenue	$11.6	$11.5	$11.6	$11.5	$11.2

Non-Interest Income

           Non-interest income remained stable at $3.9 million compared to $3.8 million in the linked quarter and $3.8 million for the same quarter in 2011.  Non-interest income amounted to 1.89% of average assets for the quarter, compared to 1.88% for the linked quarter and 2.03% a year ago.

Non-Interest Income & Expense QUARTERLY COMPARISON (in thousands)	Mar ‘12	Dec ‘11	Sep ‘11	Jun ‘11	Mar '11
Interchange fee Income	$843	$778	$830	$881	$820
Other Non-Interest Income	$3,038	$2,990	$2,994	$3,009	$3,030
Total Non-Interest Income	$3,881	$3,768	$3,824	$3,890	$3,850
Total Non-Interest Income/Avg. Assets	1.89%	1.88%	1.94%	1.99%	2.03%
Non-Interest Expense	$8,445	$8,447	$7,855	$7,777	$7,918
Non-Interest Expense/Avg. Assets	4.11%	4.21%	3.99%	3.99%	4.17%

Non-Interest Expense
For the quarter, non-interest expense was $8.4 million or 4.11% of average assets, compared to the linked quarter of $8.4 million or 4.21% of average assets with the decrease primarily due to a growth in assets.  Compared to the same quarter in fiscal 2011, non-interest expense increased by $0.5 million from $7.9 million to $8.4 million, an increase of 6.7% primarily due to increases in compensation, marketing, data processing and expenses related to adjustments in values of foreclosed assets.

Net Income and Dividends
On February 23, 2012, the board of directors declared a $0.365 per share quarterly dividend, its sixty-seventh consecutive.  Based on the closing price of the Company’s common stock of $37.42 on that date, the annualized dividend yield was 3.9%.  Since 2003, the Company has increased dividends for nine consecutive years.

QUARTERLY COMPARISON (In 000’s)	Mar ‘12	Dec ‘11	Sep '11	Jun '11	Mar '11
Dividends Declared Per Share	$0.365	$0.36	$0.36	$0.36	$0.36
Basic Earnings Per Common Share	$0.83	$0.86	$1.02	$0.86	$0.73
Diluted Earnings Per Common Share	$0.82	$0.85	$1.01	$0.85	$0.72

Loans

QUARTERLY COMPARISON (In 000,000’s)	Mar ‘12	Dec ‘11	Sep '11	Jun '11	Mar '11
SmartGrowth Loans
Consumer	$106.6	$107.4	$108.8	$109.5	$109.1
Commercial	208.6	213.6	209.5	201.3	207.5
Home Equity	46.5	47.3	48.8	51.3	51.0
SmartMortgages	102.2	98.2	92.9	88.0	88.8
Total SmartGrowth Loans	$463.9	$466.5	$460.0	$450.1	$456.4
Mortgage Loans (owner occupied conforming)	177.6	166.1	148.6	133.3	131.7
Total Loans	$641.5	$632.6	$608.6	$583.4	$588.2

Linked Quarter Comparison.  Gross loans receivable increased to $641.5 million at March 31, 2012, from $632.6 million at December 31, 2011, an increase of $8.9 million, or 1.4% due primarily to increases in 15-year one-to-four family mortgage loans and adjustable rate mortgage loans offset somewhat by reductions in consumer, commercial, and home equity loans.  SmartGrowth Loans, consisting of commercial loans, home equity loans, SmartMortgage loans and consumer loans, were $463.9 million, or 72.3% of total loans at March 31, 2012, compared to $466.5 million, or 73.7% at December 31, 2011, a three month decrease of $2.6 million, or 0.6%.
Commercial loan balances at March 31, 2012 amounted to $208.6 million, compared to $213.6 million at December 31, 2011, a three month decrease of $5.0 million or 2.4%.  Consumer loan balances at March 31, 2012 amounted to $106.6 million, compared to $107.4 million at December 31, 2011, a linked quarter decrease of $0.8 million, or 0.7%.
One Year Comparison.  Gross loans receivable increased to $641.5 million at March 31, 2012 from $588.2 million at March 31, 2011 a twelve month increase of $53.3 million, or 9.1%.  SmartGrowth Loans increased to $463.9 million at March 31, 2012, from $456.5 million at March 31, 2011, a twelve month increase of $7.4 million, or 1.6%.
Commercial loan balances at March 31, 2012 amounted to $208.6 million, compared to $207.5 million at March 31, 2011 a twelve month increase of $1.1 million, or 0.5%.  Consumer loan balances at March 31, 2012 amounted to $106.6 million, compared to $109.1 million at March 31, 2011 a twelve month decrease of $2.5 million, or 2.3%.

Deposits

QUARTERLY COMPARISON (In 000,000’s)	Mar ‘12	Dec ‘11	Sep '11	Jun '11	Mar '11
SmartGrowth Deposits
Checking	$223.3	$199.0	$190.8	$209.1	$193.3
Money Market	54.8	52.0	55.0	55.3	56.6
Savings	194.9	188.3	190.7	191.6	188.8
Total SmartGrowth Deposits	$473.0	$439.3	$436.5	$456.0	$438.7
Time Deposits	157.5	160.0	162.1	169.4	172.2
Total Deposits	$630.5	$599.3	$598.6	$625.3	$610.9

Linked Quarter Comparison.  Total deposits increased to $630.5 million at March 31, 2012, from $599.3 million at December 31, 2011, a linked quarter increase of $31.2 million or 5.2%. The Company’s SmartGrowth

 Deposit Accounts, consisting of checking accounts, money market accounts, and savings accounts increased $33.7 million to $473.0 million or 7.7% at March 31, 2012, from $439.3 million at December 31, 2011.
Checking account balances at March 31, 2012 increased $24.3 million, or 12.2%, to $223.3 million from $199.0 million at December 31, 2011.
One Year Comparison. Total deposits increased to $630.5 million at March 31, 2012, from $610.9 million at March 31, 2011, a twelve month increase of $19.6 million, or 3.2%.  Total SmartGrowth Deposits increased $34.3 million, or 7.8% from $438.7 million at March 31, 2011 to $473.0 million at March 31, 2012.
SmartGrowth Deposits amounted to 75.0% of total deposits as of March 31, 2012 compared to 71.8% at March 31, 2011.
Checking account balances have increased 15.5%, or $30.0 million, in the past twelve months from $193.3 million at March 31, 2011 to $223.3 million at March 31, 2012. Checking account balances at March 31, 2012 accounted for 35.4% of total deposits compared to 31.6% of total deposits at March 31, 2011.

Teche Holding Company is the parent company of Teche Federal Bank, which operates nineteen offices in South Louisiana and serves over 60,000 customers.  Teche Federal Bank is the fourth largest publicly owned bank based in Louisiana with over $829 million in assets. Deposits at Teche Federal Bank are insured up to the legal maximum amount by the Federal Deposit Insurance Corporation (FDIC).  Teche Holding Company’s common stock is traded under the symbol “TSH” on the NYSE AMEX.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Teche Holding Company with the Securities and Exchange Commission from time to time.   The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Statements of Income
(UNAUDITED)
	THREE MONTHS ENDED
	Mar.	Dec.	Sep.	Jun.	Mar.
Condensed Statements of Income	2012	2011	2011	2011	2011
Interest Income	$9,807	$9,766	$9,861	$9,758	$9,736
Interest Expense	_2,111	2,080	2,078	2,185	2,363
Net Interest Income	7,696	7,686	7,783	7,573	7,373
Provision for Loan Losses	550	350	750	1,000	1,000
Net Interest Income after
Provision for Loan Losses	7,146	7,336	7,033	6,573	6,373
Non Interest Income	3,881	3,768	3,824	3,890	3,850
Non Interest Expense	_8,445	8,447	7,855	7,777	7,918
Income Before Income Taxes	2,582	2,657	3,002	2,686	2,305
Income Taxes	874	885	900	896	792
Net Income	$1,708	$1,772	$2,102	$1,790	$1,513
Selected Financial Data
Dividends Declared Per Share	$0.365	$0.36	$0.36	$0.36	$0.36
Basic Earnings Per Common Share	$0.83	$0.86	$1.02	$0.86	$0.73
Diluted Earnings Per Common Share	$0.82	$0.85	$1.01	$0.85	$0.72
Annualized Return on Avg. Assets	0.83%	0.88%	1.07%	0.92%	0.80%
Annualized Return on Avg. Equity	8.22%	8.86%	10.40%	8.96%	7.74%
Annualized Return on Avg.
Tangible Equity (1)	8.61%	9.30%	10.90%	9.40%	8.13%
Yield on Interest Earning Assets	5.20%	5.30%	5.48%	5.46%	5.61%
Cost of Interest Bearing Liabilities	1.31%	1.31%	1.36%	1.43%	1.57%
Spread	3.90%	3.99%	4.13%	4.03%	4.04%
Net Interest Margin	4.08%	4.17%	4.33%	4.24%	4.25%
Non-Interest Income/Avg. Assets	1.89%	1.88%	1.94%	1.99%	2.03%
Non-Interest Expense/Avg. Assets	4.11%	4.21%	3.99%	3.99%	4.17%
Quarterly Net Charge-offs/Avg. Loans	0.08%	0.05%	0.09%	0.57%	0.09%
Weighted avg. shares Outstanding
Basic	2,067	2,059	2,064	2,073	2,072
Diluted	2,088	2,078	2,085	2,097	2,098
AVERAGE BALANCE SHEET DATA
Total Assets	$821,582	$803,024	$787,782	$780,213	$759,993
Earning assets	$753,980	$738,111	$719,384	$714,528	$693,747
Loans	$636,356	$621,073	$591,736	$586,420	$589,879
Interest-bearing deposits	$522,420	$513,104	$520,489	$529,664	$514,771
Total deposits	$608,777	$594,376	$607,949	$613,778	$590,664
Total stockholders’ equity	$83,095	$79,993	$80,857	$79,942	$78,197

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax effected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$83,095	$79,993	$80,857	$79,942	$78,197
Less average goodwill and other intangible assets,
net of related income taxes	3,665	3,667	3,671	3,671	3,667
Average Tangible Equity	$79,430	$76,326	$77,186	$76,271	$74,530

Net Income	1,708	1,772	2,102	1,790	1,513
Plus Amortization of core deposit
intangibles, net of related income taxes	2	2	2	3	2
Net Income, as adjusted	$1,710	$1,774	$2,104	$1,793	$1,515

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Statements of Income
(UNAUDITED)
	FISCAL YEAR TO DATE (SIX MONTHS) ENDED
	Mar.	Mar.
	2012	2011	$Change	%Change
Interest Income	$19,573	$19,739	$(166)	-0.8%
Interest Expense	4,191	4,905	(714)	-14.6%
Net Interest Income	15,382	14,834	548	3.7%
Provision for Loan Losses	__900	2,150	(1,250)	-58.1%
Net Interest Income after
Provision for Loan Losses	14,482	12,684	1,798	14.2%
Non Interest Income	7,649	7,831	(181)	-2.3%
Non Interest Expense	16,892	15,500	1,392	9.0%

Income Before Income Taxes	5,239	5,015	225	4.5%
Income Taxes	1,759	1,678	82	4.9%
Net Income	$3,480	$3,337	$143	4.3%
Selected Financial Data
Dividends Declared Per Share	$0.725	$0.72	$0.005	0.7%
Basic Earnings Per Common Share	1.69	1.61	0.08	5.0%
Diluted Earnings Per Common Share	1.67	1.59	0.08	5.0%
Annualized Return on Avg. Assets	0.86%	0.88%	-0.02%	-2.2%
Annualized Return on Avg. Equity	8.54%	8.55%	-0.01%	-0.1%
Annualized Return on Avg.
Tangible Equity (1)	8.94%	8.99%	-0.05%	-0.6%
Yield on Interest Earning Assets	5.25%	5.68%	-0.43%	-7.6%
Cost of Interest Bearing Liabilities	1.31%	1.63%	-0.32%	-19.6%
Spread	3.94%	4.05%	-0.11%	-2.7%
Net Interest Margin	4.12%	4.27%	0.15%	-3.5%
Non-Interest Income/Avg. Assets	1.88%	2.06%	-0.18%	-8.7%
Non-Interest Expense/Avg. Assets	4.16%	4.08%	0.08%	2.0%
Quarterly Net Charge-offs/Avg. Loans	0.12%	0.16%	-0.04%	-25.0%
Weighted avg. shares Outstanding
Basic	2,063	2,070	(7)	-0.3%
Diluted	2,083	2,093	(10)	-0.5%
AVERAGE BALANCE SHEET DATA
Total Assets	$812,252	$759,920	$52,332	6.9%
Earning assets	$745,806	$695,040	$50,766	7.3%
Loans	$628,673	$592,745	$35,928	6.1%
Interest-bearing deposits	$517,731	$510,787	$6,944	1.4%
Total deposits	$601,532	$585,225	$16,307	2.8%
Total stockholders’ equity	$81,536	$78,053	$3,483	4.5%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax effected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$81,536	$78,053	$3,483	4.5%
Less average goodwill and other intangible assets,
net of related income taxes	3,665	3,677	(12)	-0.3%
Average Tangible Equity	77,871	74,376	3,495	4.7%

Net Income	3,480	3,337	143	4.3%
Plus Amortization of core deposit
intangibles, net of related income taxes	6	6	0	0.0%
Net Income, as adjusted	$3,486	$3,343	$143	4.3%

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
(UNAUDITED)
(Dollars in Thousands Except Share Data)
	Mar. 2012	Dec. 2011	Sep. 2011	Jun. 2011	Mar. 2011
SmartGrowth Loans
Consumer	$106,596	$107,399	$108,849	$109,476	$109,092
Commercial	208,579	213,659	209,460	201,324	207,509
Home Equity	46,486	47,261	48,799	51,293	51,045
SmartMortgage Loans	102,228	98,221	92,910	88,019	88,799
Total SmartGrowth Loans	463,889	466,540	460,018	450,112	456,445
Mortgage Loans (owner occupied conforming)	177,566	166,088	148,584	133,264	131,708
	641,455	632,628	608,602	583,376	588,153
Allowance for Loan Losses	(8,450)	(8,392)	(8,331)	(8,123)	(10,452)
Loans Receivable, Net	633,005	624,236	600,271	575,253	577,701

Cash and Securities	136,841	130,126	134,902	154,061	144,465
Goodwill and Other Intangibles	3,664	3,667	3,670	3,673	3,678
Foreclosed Real Estate	397	1,012	1,405	2,694	2,039
Other	55,799	54,504	52,955	53,323	54,269
TOTAL ASSETS	$829,706	$813,545	$793,203	$789,004	$782,152

SmartGrowth Deposits
Checking	$223,228	$199,021	$190,822	$209,080	$193,244
Money Market	54,817	52,019	54,970	55,280	56,618
Savings	194,919	188,303	190,727	191,586	188,819
Total Smart Growth Deposits	472,964	439,343	436,519	455,946	438,681
Time Deposits	157,547	159,968	162,063	169,377	172,211
Total Deposits	630,511	599,311	598,582	625,323	610,892

FHLB Advances	110,344	127,621	108,184	79,533	83,585
Other Liabilities	6,682	5,501	6,450	5,567	10,097
Stockholders’ Equity	82,169	81,112	79,987	78,581	77,578
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$829,706	$813,545	$793,203	$789,004	$782,152

Ratio of Equity to Assets	9.90%	9.97%	10.08%	9.96%	9.92%
Tangible Equity Ratio	9.50%	9.56%	9.67%	9.54%	9.49%
Total Risk-Based Capital Ratio	14.12%	14.09%	14.30%	14.26%	13.94%
Book Value per Common Share	$39.68	$39.24	$38.79	$37.87	$37.23
Tangible Book Value Per Common Share (1)	$37.91	$37.47	$37.02	$36.11	$35.47
Shares Outstanding (in thousands)	2,071	2,067	2,062	2,075	2,084
Non-performing Assets/Total Assets	1.43%	1.53%	1.55%	1.82%	2.22%
ALLL/Loans	1.32%	1.33%	1.37%	1.39%	1.78%
ALLL/NPLs	74.02%	73.72%	76.63%	69.94%	68.32%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$82,169	$81,112	$79,987	$78,581	$77,578
Less goodwill and other Intangible
assets, net of related income taxes	(3,654)	(3,657)	(3,659)	(3,661)	(3,664)
Tangible Stockholders’ Equity	$78,515	$77,455	$76,328	$74,920	$73,914

Total Assets	$829,706	$813,545	$793,203	$789,004	$782,152
Less goodwill and other Intangible
assets, net of related income taxes	(3,654)	(3,657)	(3,659)	(3,661)	(3,664)
Total Tangible Assets	$826,052	$809,888	$789,544	$785,343	$778,488

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
March 31, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$15,986	$--	0.00%	$656	4.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	$20,748	$--	0.00%	$96	0.5%
All Other
Secured by First Liens	$360,057	$81	0.02%	$4,105	1.1%
Secured by Junior Liens	8,147	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	21,767	99	0.45%	733	3.4%
Nonresidential Property (Except Land)	97,679	--	0.00%	730	0.7%
Land	33,138	250	0.75%	4,409	13.3%
Consumer	18,760	--	0.00%	147	0.8%
Commercial	14,378	250	1.74%	4,262	29.6%
Subtotal – Real Estate Loans	$557,522	$430	0.08%	$10,729	1.9%

Non-Real Estate Loans:
Commercial Loans	$26,773	$--	0.00%	$165	0.6%
Consumer Loans:
Loans on Deposits	3,575	--	0.00%	104	2.9%
Auto Loans	1,786	--	0.00%	34	1.9%
Mobile Home Loans	36,864	50	0.14%	289	0.8%
Other	14,935	12	0.08%	95	0.6%
Subtotal – Non Real Estate Loans	$83,933	$62	0.07%	$687	0.8%

Gross Loans	$641,455	$492	0.08%	$11,416	1.8%

Non-accruals	$11,199
90 + Days Past Due	217
OREO & Foreclosed	419
Nonperforming Assets (Net)	$11,835
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
December 31, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$18,657	$--	0.00%	$763	4.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,309	20	0.10%	75	0.4%
All Other
Secured by First Liens	$347,058	$167	0.05%	$3,505	1.0%
Secured by Junior Liens	8,492	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	23,460	45	0.19%	843	3.6%
Nonresidential Property (Except Land)	95,233	--	0.00%	337	0.4%
Land	34,641	--	0.00%	4,759	13.7%
Consumer	19,478	--	0.00%	130	0.7%
Commercial	15,163	--	0.00%	4,629	30.5%
Subtotal – Real Estate Loans	$547,850	$232	0.04%	$10,282	1.9%

Non-Real Estate Loans:
Commercial Loans	$27,217	$--	0.00%	$--	0.0%
Consumer Loans:
Loans on Deposits	3,667	--	0.00%	39	1.1%
Auto Loans	1,898	--	0.00%	22	1.2%
Mobile Home Loans	37,494	55	0.15%	534	1.4%
Other	14,502	2	0.01%	113	0.8%
Subtotal – Non Real Estate Loans	$84,778	$57	0.07%	$708	0.8%

Gross Loans	$632,628	$289	0.05%	$10,990	1.7%

Non-accruals	$10,835
90 + Days Past Due	549
OREO & Foreclosed	1,073
Nonperforming Assets (Net)	$12,457
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$20,046	$--	0.00%	$1,021	5.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,287	--	0.00%	104	0.51%
All Other
Secured by First Liens	326,027	25	0.01%	2,931	0.90%
Secured by Junior Liens	9,032	60	0.66%	5	0.05%
Multifamily (5+ Dwelling Units)	23,747	--	0.00%	863	3.63%
Nonresidential Property (Except Land)	87,797	105	0.12%	412	0.47%
Land	35,774	306	0.86%	4,963	13.87%
Consumer	20,023	7	0.03%	130	0.65%
Commercial	15,751	299	1.90%	4.833	30.7%
Subtotal – Real Estate Loans	$522,710	$496	0.09%	$10,299	1.97%

Non-Real Estate Loans:
Commercial Loans	$27,403	(1)	0.00%	$--	0.00%
Consumer Loans:
Loans on Deposits	3,737	7	0.19%	69	1.85%
Auto Loans	2,105	--	0.00%	23	1.07%
Mobile Home Loans	38,285	31	0.08%	379	0.99%
Other	14,362	9	0.06%	101	0.70%
Subtotal – Non Real Estate Loans	$85,892	$46	0.05%	$572	0.67%

Gross Loans	$608,602	$542	0.09%	$10,871	1.79%

Non-accruals	$10,079
90 + Days Past Due	793
OREO & Foreclosed	1,438
Nonperforming Assets (Net)	$12,310
Performing TDRs	$1,075

Loans: Linked Quarter Comparison
Average Loan	03/31/2012	03/31/2012	12/31/2011	12/31/2011	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$396,005	5.19%	$384,094	5.21%	$11,911	-0.02%
Commercial	137,203	5.54%	132,074	5.64%	5,129	-0.10%
	533,208	5.28%	516,168	5.32%	17,040	-0.04%

Non-Real Estate Loans
Commercial	$26,721	5.77%	$27,258	6.06%	$(537)	-0.29%
Consumer	76,427	9.16%	77,647	9.33%	(1,220)	-0.17%
	103,148	8.28%	104,905	8.48%	(1,757)	-0.20%

Total All Loans	$636,356	5.76%	$621,073	5.85%	$15,283	-0.09%

Prior Year Comparison	03/31/2012	03/31/2012	03/31/2011	03/31/2011	Change	Change
Average Loan Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$396,005	5.19%	$352,801	5.78%	$43,204	-0.59%
Commercial	137,203	5.54%	133,005	5.48%	4,198	0.06%
	533,208	5.28%	485,806	5.70%	47,402	-0.42%

Non-Real Estate Loans
Commercial	$26,721	5.77%	$24,876	5.78%	$1,845	-0.01%
Consumer	76,427	9.16%	79,197	9.23%	(2,770)	-0.07%
	103,148	8.28%	104,073	8.40%	(925)	-0.12%

Total All Loans	$636,356	5.76%	$589,879	6.17%	$46,477	-0.41%

Loans: Linked Quarter Comparison
Average Loan	12/31/2011	12/31/2011	09/30/2011	09/30/2011	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$384,094	5.21%	$360,569	5.59%	$23,525	-0.38%
Commercial	132,074	5.64%	126,299	5.69%	5,775	-0.05%
	516,168	5.32%	486,868	5.62%	29,300	-0.30%

Non-Real Estate Loans
Commercial	$27,258	6.06%	$26,223	5.99%	$1,035	0.07%
Consumer	77,647	9.33%	78,645	9.67%	(998)	-0.34%
	104,905	8.48%	104,868	8.75%	37	-0.27%

Total All Loans	$621,073	5.85%	$591,736	6.17%	$29,337	-0.32%

Prior Year Comparison	12/31/2011	12/31/2011	12/31/2010	12/31/2010	Change	Change
Average Loan Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$384,094	5.21%	$351,121	5.81%	$32,973	-0.60%
Commercial	_132,074	5.64%	134,698	5.76%	(2,624)	-0.12%
	516,168	5.32%	485,819	5.80%	30,349	-0.48%

Non-Real Estate Loans
Commercial	$27,258	6.06%	$28,889	6.21%	(1,631)	-0.15%
Consumer	77,647	9.33%	80,839	9.29%	(3,192)	0.04%
	104,905	8.48%	109,728	8.48%	(4,823)	0.00%

Total All Loans	$621,073	5.85%	$595,547	6.29%	$25,526	-0.44%

Loans: Linked Quarter Comparison
Average Loan	09/30/2011	09/30/2011	06/30/2011	06/30/2011	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$360,569	5.59%	$352,181	5.70%	$8,388	-0.11%
Commercial	126,299	5.69%	130,800	5.58%	(4,501)	0.11%
Total Real Estate Loans	$486,868	5.62%	$482,981	5.67%	3.887	-0.05%

Non-Real Estate Loans
Commercial	$26,223	5.99%	$24,813	5.97%	$1,410	0.02%
Consumer	78,645	9.67%	78,626	9.51%	19	0.16%
Total Non-Real Estate Loans	104,868	8.75%	103,439	8.66%	1,429	0.09%

Total All Loans	$591,736	6.17%	$586,420	6.20%	$5,316	-0.03%

Loans: Prior Year Comparison
Average Loan	09/30/2011	09/30/2011	09/30/2010	09/30/2010	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$353,573	5.73%	$349,621	5.98%	$3,952	-0.25%
Commercial	131,192	5.63%	138,950	5.82%	(7,758)	-0.19%
	484,765	5.70%	488,571	5.94%	(3,806)	-0.24%

Non-Real Estate Loans
Commercial	$26,211	5.99%	$29,996	6.37%	$(3,785)	-0.38%
Consumer	79,378	9.42%	80,567	9.30%	(1,189)	0.12%
	105,589	8.57%	110,563	8.50%	(4,974)	0.07%

Total All Loans	$590,354	6.21%	$599,134	6.41%	$(8,780)	-0.20%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	03/31/2012	03/31/2012	12/31/2011	12/31/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$119,544	0.19%	$111,078	0.18%	$8,466	0.01%	7.6%
Non-interest bearing Deposits	86,358	0.00%	81,272	0.00%	5,086	0.00%	6.3%
Checking Total	$205,902	0.11%	$192,350	0.11%	$13,552	0.00%	7.0%

Savings Accounts	$190,365	0.32%	$186,897	0.31%	$3,468	0.01%	1.9%
Money Market Accounts	53,727	0.25%	54,473	0.23%	(746)	0.02%	-1.4%

Total Smart Growth Deposits	$449,994	0.22%	$433,720	0.21%	$16,274	0.01%	3.8%

Time Deposits	$158,784	2.16%	$160,656	2.24%	$(1,872)	-0.08%	-1.2%

Total Deposits	$608,778	0.72%	$594,376	0.76%	$14,402	-0.04%	2.4%

FHLB Advances	$123,665	3.28%	$120,740	3.15%	$2,925	0.13%	2.4%

Total Interest-bearing liabilities	$646,085	1.31%	$633,844	1.31%	$12,241	0.00%	1.9%

Non-interest bearing Deposits	$86,358	0.00%	$81,272	0.00%	$5,086	0.00%	6.3%

Interest-bearing Liabilities: Prior Year Comparison
Average balances	03/31/2012	03/31/2012	03/31/2011	03/31/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$119,544	0.19%	$110,357	0.17%	$9,187	0.02%	8.3%
Non-interest bearing Deposits	86,358	0.00%	75,893	0.00%	10,465	0.00%	13.8%
Checking Total	$205,902	0.11%	$186,250	0.10%	$19,652	0.01%	10.6%

Savings Accounts	$190,365	0.32%	$176,515	0.55%	$13,850	-0.23%	7.8%
Money Market Accounts	53,727	0.25%	56,670	0.35%	(2,943)	-0.10%	-5.2%

Total Smart Growth Deposits	$449,994	0.22%	$419,435	0.32%	$30,559	-0.10%	7.3%

Time Deposits	$158,784	2.16%	$171,229	2.47%	$(12,445)	-0.31%	-7.3%

Total Deposits	$608,778	0.72%	$590,664	0.94%	$18,114	-0.22%	3.1%

FHLB Advances	$123,665	3.28%	$85,550	4.53%	$38,115	-1.25%	44.6%

Total Interest-bearing liabilities	$646,085	1.31%	$600,321	1.57%	$45,764	-0.26%	7.6%

Non-interest bearing Deposits	$86,358	0.00%	$75,893	0.00%	$10,465	0.00%	13.8%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	12/31/2011	12/31/2011	9/30/2011	9/30/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$111,078	0.18%	$108,579	0.14%	$2,499	0.04%	2.3%
Non-interest bearing Deposits	81,272	0.00%	87,454	0.00%	$(6,182)	0.00%	-7.1%
Checking Total	$192,350	0.11%	$196,033	0.08%	$(3,683)	0.03%	-1.9%

Savings Accounts	$186,897	0.31%	$191,840	0.33%	$(4,943)	-0.02%	-2.6%
Money Market Accounts	54,473	0.23%	54,787	0.30%	(314)	-0.07%	-0.6%

Total Smart Growth Deposits	$433,720	0.21%	$442,660	0.22%	$(8,940)	-0.01%	-2.0%

Time Deposits	$160,656	2.24%	$165,284	2.25%	$(4,628)	-0.01%	-2.8%

Total Deposits	$594,376	0.76%	$607,944	0.77%	$(13,568)	-0.01%	-2.2%

FHLB Advances	$120,740	3.15%	$92,514	3.93%	$28,226	-0.78%	30.5%

Total Interest-bearing liabilities	$633,844	1.31%	$613,004	1.36%	$20,840	-0.05%	3.4%

Non-interest bearing Deposits	$81,272	0.00%	$87,454	0.00%	$(6,182)	0.00%	-7.1%

Interest-bearing Liabilities: Prior Year Comparison
Average balances	12/31/2011	12/31/2011	12/31/2010	12/31/2010	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$111,078	0.18%	$105,225	0.18%	$5,853	0.00%	5.6%
Non-interest bearing Deposits	81,272	0.00%	73,015	0.00%	8,257	0.00%	11.3%
Checking Total	$192,350	0.11%	$178,240	0.11%	$14,110	0.00%	7.9%

Savings Accounts	$186,897	0.31%	$167,291	0.60%	$19,606	-0.29%	11.7%
Money Market Accounts	54,473	0.23%	58,559	0.35%	(4,086)	-0.12%	-7.0%

Total Smart Growth Deposits	$433,720	0.21%	$404,090	0.35%	$29,630	-0.14%	7.3%

Time Deposits	$160,656	2.24%	$175,947	2.53%	$(15,291)	-0.29%	-8.7%

Total Deposits	$594,376	0.76%	$580,037	1.01%	$14,339	-0.25%	2.5%

FHLB Advances	$120,740	3.15%	$95,251	4.53%	$25,489	-1.38%	26.8%

Total Interest-bearing liabilities	$633,844	1.31%	$602,273	1.69%	$31,571	-0.38%	5.2%

Non-interest bearing Deposits	$81,272	0.00%	$73,015	0.00%	$8,257	0.00%	11.3%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	09/30/2011	09/30/2011	06/30/2011	06/30/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$108,579	0.14%	$112,611	0.18%	$(4,032)	-0.04%	-3.6%
Non-interest bearing Deposits	87,454	0.00%	84,114	0.00%	3,340	0.00%	4.0%
Checking Total	$196,033	0.08%	$196,725	0.10%	$(692)	-0.02%	-0.4%

Savings Accounts	$191,840	0.33%	$190,379	0.38%	$1,461	-0.05%	0.8%
Money Market Accounts	54,787	0.30%	55,619	0.27%	(832)	0.03%	-1.5%

Total Smart Growth Deposits	$442,660	0.22%	$442,723	0.24%	$(63)	-0.02%	0.0%

Time Deposits	$165,284	2.25%	$171,055	2.33%	$(5,771)	-0.08%	-3.4%

Total Deposits	$607,944	0.77%	$613,778	0.82%	$(5,834)	-0.05%	-1.0%

FHLB Advances	$92,514	3.93%	$79,879	4.61%	$12,635	-0.68%	15.8%

Total Interest-bearing liabilities	$613,004	1.36%	$609,543	1.43%	$3,461	-0.07%	0.6%

Non-interest bearing Deposits	$87,454	0.00%	$84,114	0.00%	$3,340	0.00%	4.0%

Interest-bearing Liabilities: Average Quarter Balances
Average balances	09/30/2011	09/30/2011	09/30/2010	09/30/2010	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$108,579	0.14%	$103,467	0.26%	$5,112	-0.12%	4.9%
Non-interest bearing Deposits	87,454	0.00%	66,808	0.00%	20,646	0.00%	30.9%
Checking Total	$196,033	0.08%	$170,275	0.16%	$25,758	-0.08%	15.1%

Savings Accounts	$191,840	0.33%	$163,157	0.69%	$28,683	-0.36%	17.6%
Money Market Accounts	54,787	0.30%	61,305	0.40%	$(6,518)	-0.10%	-10.6%

Total Smart Growth Deposits	$442,660	0.22%	$394,737	0.41%	$47,923	-0.19%	12.1%

Time Deposits	$165,284	2.25%	$181,517	2.60%	$(16,233)	-0.35%	-8.9%

Total Deposits	$607,944	0.77%	$576,254	1.10%	$31,690	-0.33%	5.5%

FHLB Advances	$92,514	3.93%	$100,831	4.52%	$(8,317)	-0.59%	-8.2%

Total Interest-bearing liabilities	$613,004	1.36%	$610,277	1.79%	$2,727	-0.43%	0.4%

Non-interest bearing Deposits	$87,454	0.00%	$66,808	0.00%	$20,646	0.00%	30.9%

Quarter-End Loan Quality Details
March 31, 2012	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$14,378	$4,262	29.6%	$39	0.3%	$10,077	70.1%
Commercial Construction	7,729	656	8.5%	376	4.9%	6,697	86.6%
Commercial Real Estate	119,446	2,111	1.8%	3,488	2.9%	113,847	95.3%
Commercial Non Real Estate	26,773	208	0.8%	127	0.5%	26,438	98.7%
Total Commercial	$168,326	$7,237	4.3%	$4,030	2.4%	$157,059	93.3%

Residential Loans
Residential Construction	$8,538	--	0.0%	--	0.0%	$8,538	100.0%
Residential	390,540	4,346	1.1%	333	0.1%	385,861	98.8%
Total Residential	$399,078	$4,346	1.1%	$333	0.1%	$394,399	98.8%

Consumer Loans
Mobile Homes	$36,864	$288	0.8%	--	0.0%	$36,576	99.2%
Consumer Other	39,057	$249	0.6%	--	0.0%	38,808	99.4%
Total Consumer	$75,921	$537	0.7%	--	0.0%	$75,384	99.3%

Total All Loans	$643,325	$12,120	1.9%	$4,363	0.7%	$626,842	97.4%

Quarter-End Loan Quality Details
December 31, 2011	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$15,163	$4,629	30.5%	$64	0.4%	$10,470	69.1%
Commercial Construction	9,068	763	8.4%	379	4.2%	7,926	87.4%
Commercial Real Estate	118,693	1,177	1.0%	4,237	3.6%	113,279	95.4%
Commercial Non Real Estate	27,217	51	0.2%	127	0.5%	27,039	99.3%
Total Commercial	$170,141	$6,620	3.9%	$4,807	2.8%	$158,714	93.3%

Residential Loans
Residential Construction	$9,589	$--	0.00%	$--	0.0%	9,589	100.0%
Residential	377,655	3,889	1.00%	181	0.0%	373,585	99.0%
Total Residential	$387,244	$3,889	1.00%	$181	0.0%	$383,174	99.0%

Consumer Loans
Mobile Homes	$37,494	$495	1.3%	$--	0.0%	$36,999	98.7%
Consumer Other	39,545	260	0.7%	-	0.0%	39,285	99.3%
Total Consumer	$77,039	$755	1.0%	$--	0.0%	$76,284	99.0%

Total All Loans	$634,424	$11,264	1.8%	$4,988	0.8%	$618,172	97.4%

Quarter-End Loan Quality Details
September 30, 2011	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$15,721	$4,792	30.5%	$166	1.1%	$10,763	68.4%
Commercial Construction	9,473	1,052	11.1%	381	4.0%	8,040	84.9%
Commercial Real Estate	111,558	1,848	1.7%	2,534	2.3%	107,176	96.1%
Commercial Non Real Estate	27,403	58	0.2%	558	2.0%	26,787	97.8%
Total Commercial	$164,155	$7,750	4.7%	$3,639	2.2%	$152,766	93.1%

Residential Loans
Residential Construction	$10,604	$--	0.0%	$--	0.0%	$10,604	100.0%
Residential	356,950	3,320	0.9%	183	0.1%	353,447	99.0%
Total Residential	$367,554	$3,320	0.9%	$183	0.1%	$364,051	99.0%

Consumer Loans
Mobile Homes	$38,285	$379	1.0%	$--	0.0%	$37,906	99.0%
Consumer Other	40,227	248	0.6%	--	0.0%	39,979	99.4%
Total Consumer	$78,512	$627	0.8%	$--	0.0%	$77,885	99.2%

Total All Loans	$610,221	$11,697	1.9%	$3,822	0.6%	$594,702	97.5%